January 31, 2014, as updated July 14, 2014

SUMMARY PROSPECTUS

SIMT Tax-Managed Small/Mid Cap Fund (STMSX)

Class A

Before you invest, you may want to review the Fund's prospectus, which contains information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the Fund's Statement of Additional Information, online at seic.com/funds. You can also get this information at no cost by dialing 1-800-DIAL-SEI. The Fund's prospectus and Statement of Additional Information, dated January 31, 2014, as may be supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Goal

High long-term after-tax returns.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES

(fees paid directly from your investment)	Class A Shares
Redemption Fee (applies to a redemption, or series of redemptions, from a single identifiable source that, in the aggregate, exceeds $25 million within any thirty (30) day period)	1.00%

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)	Class A Shares
Management Fees	0.65%
Distribution (12b-1) Fees	None
Other Expenses	0.63%
Acquired Fund Fees and Expenses (AFFE)	0.01%
Total Annual Fund Operating Expenses	1.29%†

† The Fund incurred AFFE during the most recent fiscal year, and therefore the operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in the prospectus). The financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Tax-Managed Small/Mid Cap Fund — Class A Shares	$131	$409	$708	$1,556

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 67% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Tax-Managed Small/Mid Cap Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small and medium capitalization companies. The Fund will invest primarily in common stocks of U.S. companies with market capitalizations in the range of companies in the Russell 2500 Index (between approximately $35.70 million and $10.79 billion as of December 31, 2013) at the time of purchase. The market capitalization range and the composition of the Russell 2500 Index are subject to change. The Fund's investments in equity securities may include common and preferred stocks, warrants and, to a lesser extent, real estate investment trusts (REITs), exchange-traded funds (ETFs) and securities of large capitalization companies.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a Sub-Adviser and collectively, the Sub-Advisers) with differing investment philosophies to manage portions of the Fund's portfolio under the general supervision of SEI Investments Management Corporation, the Fund's adviser (SIMC or the Adviser). In managing its portion of the Fund's assets, each Sub-Adviser generally applies a growth-oriented, a value-oriented or a blended approach to selecting investments. Growth-oriented managers generally select stocks they believe have attractive growth and appreciation potential in light of such characteristics as revenue and earnings growth, expectations from sell-side analysts and relative valuation, while value-oriented managers generally select stocks they believe are attractively valued in light of fundamental characteristics such as earnings, capital structure and/or return on invested capital.

The Fund seeks to manage the impact of taxes through the use of a Sub-Adviser that acts as an overlay manager implementing the portfolio recommendations of the Sub-Advisers. Each Sub-Adviser provides a model portfolio to the Fund on an ongoing basis that represents that Sub-Adviser's recommendation as to the securities to be purchased, sold or retained by the Fund. The overlay manager constructs a portfolio for the Fund that represents the aggregation of the model portfolios of the other Sub-Advisers, with the weighting of each Sub-Adviser's model in the total portfolio determined by SIMC. The overlay manager implements the portfolio consistent with that represented by the aggregation of the model portfolios, with limited authority to vary from such aggregation, primarily for the purpose of seeking efficient tax management of the Fund's securities transactions. The overlay manager may also, to a lesser extent, deviate from such aggregation for the purposes of risk management and transaction cost management. The overlay manager seeks to manage the impact of taxes by, among other things, selling stocks with the highest tax cost first, opportunistically harvesting losses and deferring recognition of taxable gains, where possible.

Principal Risks

Equity Market Risk — The risk that stock prices will fall over short or extended periods of time.

Exchange-Traded Funds (ETFs) Risk — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio securities. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses.

Investment Style Risk — The risk that small or medium capitalization securities may underperform other segments of the equity markets or the equity markets as a whole.

SEI / SUMMARY PROSPECTUS

Liquidity Risk — The risk that certain securities may be difficult or impossible to sell at the time and the price that the Fund would like. The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

REITs Risk — REITs are trusts that invest primarily in commercial real estate or real estate-related loans. The Fund's investments in REITs will be subject to the risks associated with the direct ownership of real estate. Risks commonly associated with the direct ownership of real estate include fluctuations in the value of underlying properties, defaults by borrowers or tenants, changes in interest rates and risks related to general or local economic conditions. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties.

Small and Medium Capitalization Companies Risk — The risk that small and medium capitalization companies in which the Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, small and medium capitalization companies may have limited product lines, markets and financial resources and may depend upon a relatively small management group. Therefore, small capitalization and medium capitalization stocks may be more volatile than those of larger companies. Small capitalization and medium capitalization stocks may be traded over-the-counter or listed on an exchange.

Taxation Risk — The Fund is managed to minimize tax consequences to investors, but will likely earn taxable income and gains from time to time.

Loss of money is a risk of investing in the Fund.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year for the past ten calendar years and by showing how the Fund's average annual returns for 1, 5 and 10 years, and since the Fund's inception, compare with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. For current performance information, please call 1-800-DIAL-SEI.

Best Quarter: 20.31% (09/30/09)

Worst Quarter: -27.26% (12/31/08)

Average Annual Total Returns (for the periods ended December 31, 2013)

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Tax-Managed Small/Mid Cap Fund — Class A	1 Year	5 Years	10 Years	Since Inception* (10/31/2000)
Return Before Taxes	38.68%	20.80%	7.97%	7.10%
Return After Taxes on Distributions	36.87%	20.42%	7.34%	6.62%
Return After Taxes on Distributions and Sale of Fund Shares	23.01%	17.01%	6.46%	5.83%
Russell 2500 Index Return (reflects no deduction for fees, expenses or taxes)	36.80%	21.77%	9.81%	8.86%

* Index returns are shown from October 31, 2000.

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Management

Investment Adviser. SEI Investments Management Corporation

Sub-Advisers and Portfolio Managers.

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
AllianceBernstein L.P.	Bruce K. Aronow, CFA N. Kumar Kirpalani, CFA Samantha S. Lau, CFA Wen-Tse Tseng	Since 2011 Since 2011 Since 2011 Since 2011	Team Leader and Portfolio Manager/Analyst Portfolio Manager/Analyst Portfolio Manager/Analyst Portfolio Manager/Analyst
J.P. Morgan Investment Management Inc.	Timothy Parton, CFA	Since 2013	Managing Director, Portfolio Manager
Lee Munder Capital Group, LLC	R. Todd Vingers, CFA Donald Cleven, CFA	Since 2009 Since 2009	Portfolio Manager Portfolio Manager
Parametric Portfolio Associates LLC	David Stein Thomas Seto	Since 2005 Since 2005	Chief Investment Officer Lead Portfolio Manager, Managing Director of Portfolio Management
Wellington Management Company, LLP	Steven C. Angeli, CFA	Since 2009	Senior Vice President and Equity Portfolio Manager
William Blair & Company L.L.C.	David S. Mitchell, CFA Mark T. Leslie, CFA Chad M. Kilmer, CFA	Since 2010 Since 2010 Since 2010	Portfolio Manager Portfolio Manager Portfolio Manager

Purchase and Sale of Fund Shares

The minimum initial investment for Class A Shares is $100,000 with minimum subsequent investments of $1,000, which may be waived at discretion of SIMC. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day). You may sell your Fund shares by contacting your financial institution or intermediary directly. Financial institutions and intermediaries may redeem Fund shares on behalf of their clients by contacting the Fund's transfer agent (the Transfer Agent) or the Fund's authorized agent, using certain SEI Investments Company (SEI) proprietary systems or by calling 1-800-858-7233, as applicable.

Tax Information

The distributions made by the Fund generally are taxable and will be taxed as ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Fund distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of the Fund's shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.